SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 AMENDMENT NO. 1
                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                         Date of Report:  March 29, 1999


                       RICK'S CABARET INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


             Texas                      0-26958                 76-0037324
  (State or other jurisdiction   (Commission File Number)   Identification  No.)
of incorporation or organization)                             (IRS  Employer



                            505 North Belt, Suite 630
                              Houston, Texas 77060
          (Address of principal executive offices, including zip code)


                                 (281) 820-1181
              (Registrant's telephone number, including area code)

Item  7.     Financial  Statements  and  Exhibits

Introduction

     This Amendment No. 1 to Form 8-K sets forth pro forma financial information in connection with the Company's sale of certain assets. The sale of certain assets was reported on a Form 8-K dated March 29, 1999 and filed on April 6, 1999.

Financial  Statements:

On March 29, 1999, Rick's Cabaret International, Inc. ("Rick's" or the "Company"), an investment partnership, headed by Eric Langan, President of the Company, and another investor, acquired all of Robert Watters' outstanding shares of stock of the Company. At the same time, the Company sold one of its subsidiaries, RCI Entertainment Louisiana, Inc., which operates a Rick's Cabaret in New Orleans, Louisiana, to Mr. Watters for the purchase price of $2,200,000, consisting of $1,057,327 in cash, a $652,744 secured promissory note made by one of the purchasers of Mr. Watters' stock, a $326,773 secured promissory note made by Mr. Watters, and the cancellation by Mr. Watters of the Company's $163,156 debt to him. The following Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1998 gives effect to the transaction as if it had occurred at that date. The Unaudited Pro Forma Consolidated Statements of Operations for the three months ended December 31, 1998 and the year ended September 30, 1998 give effect to the transaction as if it had occurred as of the beginning of each period.

The Unaudited Pro Forma Consolidated Financial Statements are presented for informational purposes only and are not necessarily indicative of the results of operations that would have been achieved had the transaction been completed at the beginning of each period presented, nor are they indicative of the Company's future results of operations.

The Unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the historical financial statements of the Company and the related notes thereto.


                                 RICK'S CABARET INTERNATIONAL, INC. AND SUBSIDIARIES
                                   UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                  DECEMBER 31, 1998

                                                       ASSETS

                                                               Historical
                                                 -------------------------------------
                                                    Rick's Cabaret          Less
                                                  International, Inc.    Rick's - N.O.    Adjustments    Pro Forma
                                                 ---------------------  ---------------  -------------  ------------
Current assets:
  Cash                                           $            512,220   $      317,428   $  1,057,327   $ 1,252,119
  Accounts receivable                                         110,252           53,662        326,773       383,363
  Land held                                                   569,069                                       569,069
  Inventories                                                  96,174           35,726                       60,448
  Prepaid expenses                                            208,009           51,927                      156,082
                                                 ---------------------  ---------------  -------------  ------------
    Total current assets                                    1,495,724          458,743      1,384,100     2,421,081
                                                 ---------------------  ---------------  -------------  ------------

Property and equipment                                     11,791,310        2,716,644                    9,074,666
  Less accumulated depreciation                            (1,308,266)        (171,444)                  (1,136,822)
                                                 ---------------------  ---------------  -------------  ------------

                                                           10,483,044        2,545,200              -     7,937,844
                                                 ---------------------  ---------------  -------------  ------------

Other assets:                                                                                                     -
  Goodwill and other intangibles                            3,092,444                                     3,092,444
  Other                                                       124,971           10,712                      114,259
                                                 ---------------------  ---------------  -------------  ------------
                                                            3,217,415           10,712              -     3,206,703
                                                 ---------------------  ---------------  -------------  ------------
                                                                    -
                                                 $         15,196,183   $    3,014,655   $  1,384,100   $13,565,628
                                                 =====================  ===============  =============  ============
                                                                                                                  -
                                                                                                                  -
                 LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Current portion of long-term debt                           713,811                              -        713,811
  Accounts payable and accrued expenses                     1,915,955          354,261       (163,156)    1,398,538
                                                 ---------------------  ---------------  -------------  ------------
    Total current liabilities                               2,629,766          354,261       (163,156)    2,112,349

Long-term debt, less current portion                        5,680,174          808,385       (652,744)    4,219,045
                                                 ---------------------  ---------------  -------------  ------------

        Total liabilities                                   8,309,940        1,162,646       (815,900)    6,331,394
                                                 ---------------------  ---------------  -------------  ------------

Commitments and contingencies                                       -                -

Minority interests                                              4,700                -                        4,700

Stockholders' equity:    Intercompany                                        1,286,002      1,286,002             -
  Preferred stock
  Common stock                                                 65,475                                        65,475
  Additional paid-in capital                                8,940,576                                     8,940,576
  Retained earnings (deficit)                              (2,124,508)         566,007        913,998    (1,776,517)
                                                 ---------------------  ---------------  -------------  ------------
    Total stockholders' equity                              6,881,543        1,852,009      2,200,000     7,229,534
                                                 ---------------------  ---------------  -------------  ------------
                                                 $         15,196,183   $    3,014,655   $  1,384,100   $13,565,628
                                                 =====================  ===============  =============  ============


                          RICK'S CABARET INTERNATIONAL, INC. AND SUBSIDIARIES
                       UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                             FOR THE THREE MONTHS ENDED DECEMBER 31, 1998


                                                   Historical
                                      ------------------------- ----------
                                       Rick's Cabaret          Less          Pro Forma
                                       International, Inc.    Rick's N.O.    Adjustments    Pro Forma
                                      ---------------------  -------------  -------------  -----------
Revenues:
   Sales                              $          3,317,969   $  1,253,128   $          -   $2,064,841
                                      ---------------------  -------------  -------------  -----------

Operating expenses:
  Cost of goods sold                               487,859        197,754                     290,105
  Salaries and wages                             1,004,943        238,863        (37,500)     728,580
  Other general and administrative:
    Taxes and permits                              288,696         38,790                     249,906
    Charge card fees                                57,507         33,797                      23,710
    Rent                                           135,155         75,696                      59,459
    Legal and accounting                           142,108          4,704                     137,404
    Advertising                                    198,423         60,641                     137,782
    Other                                          577,471        154,694                     422,777
                                      ---------------------  -------------  -------------  -----------

                                                 2,892,162        804,939        (37,500)   2,049,723
                                      ---------------------  -------------  -------------  -----------

Income (loss) from operations                      425,807        448,189         37,500       15,118

Other income (expense)
  Gain on sale of nightclub                              -              -        347,991      347,991
  Interest expense                                (142,733)       (17,856)        13,054     (111,823)
                                      ---------------------  -------------  -------------  -----------

Net income                            $            283,074   $    430,333   $    398,545   $  251,286
                                      =====================  =============  =============  ===========

Net income (loss) per common share    $               0.04                               $       0.04
                                      =====================                              =============

Weighted average shares outstanding              6,507,403                                  6,507,403
                                      =====================                              =============


                          RICK'S CABARET INTERNATIONAL, INC. AND SUBSIDIARIES
                       UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                 FOR THE YEAR ENDED SEPTEMBER 30, 1998


                                                    Historical
                                      ------------------------------------
                                       Rick's Cabaret          Less          Pro Forma
                                       International, Inc.    Rick's N.O.    Adjustments    Pro Forma
                                      ---------------------  -------------  -------------  -----------
Revenues:
  Sales                               $          7,831,531   $  3,991,104   $          -   $3,840,427
                                      ---------------------  -------------  -------------  -----------

Operating expenses:
  Cost of goods sold                             1,102,556        639,533                     463,023
  Salaries and wages                             2,653,558      1,041,160       (150,000)   1,462,398
  Other general and administrative:
    Taxes and permits                              831,388        302,049                     529,339
    Charge card fees                               160,474         77,240                      83,234
    Rent                                           395,038        273,506                     121,532
    Legal and accounting                           355,186              -                     355,186
    Advertising                                    488,224        299,296                     188,928
    Other                                        2,065,934        743,384                   1,322,550
                                      ---------------------  -------------  -------------  -----------

                                                 8,052,358      3,376,168       (150,000)   4,526,190
                                      ---------------------  -------------  -------------  -----------

Income (loss) from operations                     (220,827)       614,936        150,000     (685,763)

Other income (expense)
  Gain on sale of nightclub                              -              -        347,991      347,991
  Interest expense                                (384,037)       (82,278)        19,581     (282,178)
                                      ---------------------  -------------  -------------  -----------

Net income (loss)                     $           (604,864)  $    532,658   $    517,572   $ (619,950)
                                      =====================  =============  =============  ===========

Net income (loss) per common share    $              (0.14)                              $      (0.14)
                                      =====================                              =============

Weighted average shares outstanding              4,338,034                                  4,338,034
                                      =====================                              =============

               RICK'S CABARET INTERNATIONAL, INC. AND SUBSIDIARIES
                        UNAUDITED PRO FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS


1.     BASIS  OF  PRESENTATION

On March 29, 1999, Rick's Cabaret International, Inc. ("Rick's" or the "Company"), an investment partnership, headed by Eric Langan, President of the Company, and another investor, acquired all of Robert Watters' outstanding shares of stock of the Company. At the same time, the Company sold one of its subsidiaries, RCI Entertainment Louisiana, Inc. ("Rick's New Orleans"), which operates a Rick's Cabaret in New Orleans, Louisiana, to Mr. Watters for the purchase price of $2,200,000, consisting of $1,057,327 in cash, a $652,744 secured promissory note made by one of the purchasers of Mr. Watters' stock, a $326,773 secured promissory note made by Mr. Watters, and the cancellation by Mr. Watters of the Company's $163,156 debt to him. The following Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1998 gives effect to the transaction as if it had occurred at that date. The Unaudited Pro Forma Consolidated Statements of Operations for the three months ended December 31, 1998 and the year ended September 30, 1998 give effect to the transaction as if it had occurred as of the beginning of each period.

The Unaudited Pro Forma Consolidated Financial Statements are presented for informational purposes only and are not necessarily indicative of the results of operations that would have been achieved had the transaction been completed at the beginning of each period presented, nor are they indicative of the Company's future results of operations.

The Unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the historical financial statements of the Company and the related notes thereto.


2.     PRO  FORMA  ADJUSTMENTS

Pro  forma  adjustments  are  as  follows:

1.     A  gain  on  sale  of  Rick's  New  Orleans  of  $347,991  was  recorded.

2. A reduction in management salaries (Mr. Watters) in the amount of $150,000 for the year ended September 30, 1998, and $37,500 for the three months ended December 31, 1998 was recognized.

3. A reduction in interest expense in the amount of $13,054 and $19,581 for the year ended September 30, 1998 and the three months ended December 31, 1998, respectively, was recorded to reflect the receipt of the secured promissory note which will be offset against a similar note payable to the maker of such note.

Exhibits:  None

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RICK'S  CABARET  INTERNATIONAL,  INC.

Date:  May  25,  1999

                                        /s/  Eric  Langan
                                        -----------------------
                                        Eric  Langan, President